EXHIBIT 10.2

EXECUTION COPY

FIRST AMENDMENT TO WAIVER AGREEMENT

This FIRST AMENDMENT TO WAIVER AGREEMENT (as it may be amended, supplemented, extended or renewed from time to time, this “Amendment”) is entered into as of December 30, 2016 by and among RUBY TUESDAY, INC., a Georgia corporation (“Guarantor”), whose address is 150 West Church Avenue, Maryville, Tennessee 37801, the borrowers listed on the signature page hereto (each, a “Borrower” and, collectively, “Borrowers”), each of whose address is 150 West Church Avenue, Maryville, Tennessee 37801, and FIRST TENNESSEE BANK, N.A. (“Lender”), whose address is 17851 N. 85th Street, Suite 155, Scottsdale, Arizona 85255.

RECITALS:

A.       Borrowers, Guarantor and Lender have previously entered into that certain Waiver Agreement dated as of November 29, 2016 (the “Agreement”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Agreement.

B.       Borrowers and Guarantor have requested that Lender amend the Agreement for purposes of extending the Waiver Termination Date, and Lender is willing to do so, subject to the terms and conditions set forth in this Agreement.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Guarantor and Lender agree as follows:

1.             Accuracy of Recitals; Effective Date. Borrowers, Guarantor and Lender acknowledge the accuracy of the Recitals set forth above and the parties hereby agree that the Recitals are a part of this Amendment.

2.             Extension of Waiver Termination Date. Subject to the satisfaction of all conditions precedent set forth in Section 7 hereof, the Waiver Termination Date is hereby extended to January 31, 2017. Without limitation of the terms of the Agreement, Borrowers and Guarantor hereby acknowledge and agree that Lender shall be free to exercise any or all of its rights and remedies arising on account of any Potential Event of Default (a) at any time after the occurrence of any Default or Event of Default under any Loan Document other than any Potential Event of Default or (b) at any time after the Waiver Termination Date. The foregoing extension of the Waiver Termination Date is a one-time extension, and the Lender shall have no obligation to amend, modify or waive any provision of the Agreement or any other Loan Documents in the future. The provisions and agreements set forth in this Amendment shall not establish a custom or course of dealing or conduct between the Lender, any Borrower or the Guarantor.

3.             Borrower Representations, Warranties and Covenants. As additional consideration to and inducement for Lender to enter into this Amendment, each Borrower represents and warrants to and covenants with Lender as follows:

(a)                Representations and Warranties. Each and all representations and warranties of each Borrower in the Current Loan Documents are and will continue to be accurate, complete and correct in all material respects (other than any representation or warranty expressly relating to an earlier date). The representations and warranties in the Agreement, as amended by this Amendment, are true, complete and correct as of the date set forth above, will continue to be true, complete and correct as of the consummation of the transactions contemplated by this Amendment, and will survive such consummation.

(b)               No Defaults. Other than the Potential Events of Default, no Borrower is in default under any of the Current Loan Documents, nor has any event or circumstance occurred that is continuing that, with the giving of notice or the passage of time, or both, would be a default or an event of default by a Borrower under any of the Current Loan Documents.

(c)                No Material Changes. There has been no material adverse change in the financial condition of Guarantor, any Borrower or any other person whose financial statement has been delivered to Lender in connection with the Loans from the most recent financial statement received by Lender from Guarantor, any Borrower or such other persons.

(d)               No Conflicts; No Consents Required. Neither execution nor delivery of this Agreement nor fulfillment of or compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms or conditions of, or constitute a default under, any agreement or instrument to which any Borrower is a party or by which any Borrower may be bound. No consents, approvals or authorizations are required for the execution and delivery of this Agreement by any Borrower or for any Borrower’s compliance with its terms and provisions.

(e)                Claims and Defenses. No Borrower has any claims, counterclaims, defenses or set-offs with respect to the Loans or the Loan Documents. Lender and its predecessors in interest have performed all of their obligations under the Loan Documents, and no Borrower has any defenses, offsets, counterclaims, claims or demands of any nature which can be asserted against Lender or its predecessors in interest for damages or to reduce or eliminate all or any part of the obligations of such Borrower under the Loan Documents.

(f)                Validity. The Agreement, as amended by this Amendment, and the other Loan Documents are and will continue to be the legal, valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with their terms.

(g)               Valid Existence, Execution and Delivery, and Due Authorization. Each Borrower validly exists under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Amendment and to perform the Loan Documents. The execution and delivery of this Amendment and the performance of the Loan Documents have been duly authorized by all requisite action by or on behalf of each Borrower. This Amendment has been duly executed and delivered on behalf of each Borrower.

(h)               Ratification of Current Loan Documents and Collateral. The Current Loan Documents, as modified by the Agreement (as amended by this Amendment), are ratified and affirmed by each Borrower and shall remain in full force and effect. The liens of Lender on and security interests in any and all real or personal property (tangible or intangible) granted as security for any of the Loans shall continue in full force and effect and none of such property is or shall be released from such liens and security interests. Except as expressly provided herein, this Amendment shall not constitute a waiver of any rights or remedies of Lender in respect of the Loan Documents.

(i)                 No Duress. Each Borrower has executed this Amendment as a free and voluntary act, without any duress, coercion or undue influence exerted by or on behalf of Lender or any other party.

4.             Consent; Reaffirmation; and Acknowledgement. Guarantor (a) consents to the terms and conditions of this Amendment and (b) reaffirms the Guaranties and confirms and agrees that, notwithstanding the Agreement, as amended by this Amendment, and the consummation of the transactions contemplated hereby and thereby, the Guaranties and all of Guarantor’s covenants, obligations, agreements, waivers, and liabilities set forth in the Guaranties continue in full force and effect in accordance with their terms with respect to the obligations guaranteed.

5.             Guarantor Representations and Warranties. Guarantor represents and warrants to Lender that:

(a)                No Material Changes. There has been no material adverse change in the financial condition of Guarantor from the most recent financial statement received by Lender from Guarantor.

(b)               Existing Representations and Warranties. Each and all representations and warranties of Guarantor in the Current Loan Documents are and will continue to be accurate, complete and correct in all material respects (other than any representation or warranty expressly relating to an earlier date).

(c)                No Conflicts; No Consents Required. Neither execution nor delivery of this Agreement nor fulfillment of or compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms or conditions of, or constitute a default under, any agreement or instrument to which Guarantor is a party or by which Guarantor may be bound. No consents, approvals or authorizations are required for the execution and delivery of this Agreement by Guarantor or for Guarantor’s compliance with its terms and provisions.

(d)               Claims and Defenses. Guarantor has no claims, counterclaims, defenses, or offsets against Lender or its predecessors in interest or with respect to any of its obligations or other liabilities under the Guaranties as a result of the Agreement, as amended by this Amendment, or otherwise, any such claims, counterclaims, defenses or offsets being hereby waived and released.

(e)                Validity. The Agreement, as amended by this Amendment, the Existing Loan Modification Agreements and the Guaranties are the legal, valid and binding agreements of Guarantor and are enforceable against Guarantor in accordance with their terms.

(f)                Power and Authority. Guarantor has the full power, authority, capacity and legal right to execute and deliver this Amendment, and the party executing this Amendment on behalf of Guarantor is fully authorized and directed to execute the same to bind Guarantor.

(g)               No Duress. Guarantor has executed this Amendment as a free and voluntary act, without any duress, coercion or undue influence exerted by or on behalf of Lender or any other party.

6.             Release. Guarantor and each Borrower fully, finally and forever release and discharge (a) Lender; (b) its predecessors in interest; (c) their respective successors, assigns and affiliates; and (d) the directors, officers, employees, agents and representatives of Lender, such predecessors in interest, and such successors, assigns and affiliates (individually a “Lender Party”) from any and all actions, causes of action, claims, debts, demands, liabilities, obligations and suits, of whatever kind or nature, in law or equity, that Guarantor or any Borrower has or in the future may have, whether known or unknown (i) in respect of the Loans, the Agreement, as amended by this Amendment, the other Loan Documents or the actions or omissions of Lender in respect of the Loans or the Loan Documents and (ii) arising from events occurring prior to the date of this Amendment. GUARANTOR AND EACH BORROWER EXPRESSLY WAIVES ANY PROVISION OF STATUTORY OR DECISIONAL LAW TO THE EFFECT THAT A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN SUCH PARTY’S FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY SUCH PARTY, MUST HAVE MATERIALLY AFFECTED SUCH PARTY’S SETTLEMENT WITH THE RELEASED PARTIES, INCLUDING PROVISIONS SIMILAR TO SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

7.             Conditions Precedent. The obligations of Lender to consummate the transactions contemplated by this Amendment are subject to satisfaction of the following conditions precedent, each in the sole and absolute discretion of Lender:

(a)                Borrower Performance. Guarantor and Borrowers have duly executed and delivered this Agreement to Lender.

(b)               Representations and Warranties. The representations and warranties of Guarantor and Borrowers contained in this Amendment, the Agreement and any other document or instrument expressly contemplated hereby or thereby shall be true and correct in all material respects.

8.             Entire Agreement; Change; Discharge; Termination or Waiver. The Loan Documents, including the Agreement, as amended by this Agreement, contain the entire understanding and agreement of Guarantor, Borrowers and Lender in respect of the Loans and supersede all prior representations, warranties, agreements and understandings. No provision of the Loan Documents may be changed, discharged, supplemented, terminated or waived except in a writing signed by Lender, Guarantor and Borrowers.

9.             No Limitations. The description of the Loan Documents contained in the Agreement is for informational and convenience purposes only and shall not be deemed to limit, imply or modify the terms or otherwise affect the Loan Documents. The description in the Agreement of the specific rights of Lender shall not be deemed to limit or exclude any other rights to which Lender may now be or may hereafter become entitled to under the Loan Documents at law, in equity or otherwise.

10.           Fees and Costs. Guarantor shall pay to Lender all out-of-pocket costs and expenses incurred by Lender in connection with the preparation and negotiation of the Agreement, this Amendment and the closing of the transactions contemplated hereby and thereby, including attorneys’ fees incurred by Lender in connection with the foregoing.

11.           Time of the Essence. Time is of the essence in this Amendment.

12.           Binding Effect. This Amendment shall be binding upon, and inure to the benefit of, Borrowers, Guarantor and Lender and their respective successors and assigns.

13.           Further Assurances. Guarantor and Borrowers shall execute, acknowledge (as appropriate) and deliver to Lender such additional agreements, documents and instruments as reasonably required by Lenders to carry out the intent of this Amendment.

14.           Counterpart Execution. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Amendment to physically form one document.

15.           Limitation of Liability for Certain Damages. In no event shall any Lender Party be liable to Guarantor, any Borrower or any of their respective affiliates (collectively the “Credit Parties” and individually a “Credit Party”) on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings). GUARANTOR, BORROWERS AND EACH OTHER CREDIT PARTY HEREBY WAIVE, RELEASE AND AGREE NOT TO SUE UPON (AND GUARANTOR AND BORROWERS SHALL CAUSE EACH OF THE OTHER CREDIT PARTIES TO SO WAIVE, RELEASE, AND AGREE NOT TO SUE UPON) ANY SUCH CLAIM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

16.           Jurisdiction and Service of Process.

(a)                Submission to Jurisdiction. Any legal action or proceeding with respect to any Loan Document shall be brought exclusively in the courts of the State of Arizona located in Maricopa County or of the United States for the District of Arizona, and Guarantor, each Borrower and each other Credit Party accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts; provided, however, that nothing in this Amendment shall limit or restrict the right of Lenders to commence any proceeding in the federal or state courts located in the States in which the property securing the Loans is located to the extent Lender deems such proceedings necessary or advisable to exercise remedies available under any Loan Document. Lender, Guarantor, each Borrower and each other Credit Party hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

(b)               Service of Process. Guarantor, each Borrower and each other Credit Party hereby irrevocably waive personal service of any and all legal process, summons, notices and other documents and other service of process of any kind and consents to such service in any suit, action or proceeding brought in the United States of America with respect to or otherwise arising out of or in connection with any Loan Document by any means permitted by applicable law, including by the mailing thereof (by registered or certified mail, postage prepaid) to the address of Guarantor or Borrowers specified above (and shall be effective when such mailing shall be effective, as provided in Section 17 below). Guarantor, each Borrower and each other Credit Party agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c)                Non-Exclusive Jurisdiction. Nothing contained in this Section shall affect the right of Lender to serve process in any other manner permitted by applicable law or commence legal proceedings or otherwise proceed against any Borrower Party in any other jurisdiction.

17.           Notices. All notices, demands, requests, directions and other communications (collectively, “Notices”) required or expressly authorized to be made by the Loan Documents will be written and addressed (a) if to Guarantor, a Borrower or any other Credit Party, to the address set forth above for Guarantor or such Borrower or other Credit Party or such other address as shall be notified in writing to Lenders after the date hereof; and (b) if to Lender, at the address set forth above for Lender or such other address as shall be notified in writing to Guarantor or any Borrower after the date hereof. Notices may be given by hand delivery; by overnight delivery service, freight prepaid; or by U.S. mail, postage paid. Notices given as described above shall be effective and be deemed to have been received (x) upon personal delivery to a responsible individual at Lender’s business office in Scottsdale, Arizona, if the Notice is given by hand delivery; (y) one business day after delivery to an overnight delivery service, if the Notice is given by overnight delivery service; and (z) two business days following deposit in the U.S. mail, if the Notice is given by U.S. mail.

18.           WAIVER OF JURY TRIAL. LENDER, GUARANTOR, BORROWERS AND EACH OTHER CREDIT PARTY, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS AMENDMENT, THE OTHER LOAN DOCUMENTS AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY OR THEREBY. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

19.           Governing Law. The laws of the State of Arizona (without giving effect to its conflicts of laws principles) shall govern all matters arising out of, in connection with or relating to this Agreement, including its validity, interpretation, construction, performance and enforcement.

[SIGNATURE PAGE FOLLOWS]

Executed and effective as of the date first set forth above.

BORROWERS: RT INDIANAPOLIS FRANCHISE, LLC, a Delaware limited liability company

By:	/s/ Rhonda Parish
Name: Rhonda Parish
Its: Vice President and Secretary

RT WESTERN MISSOURI FRANCHISE, LLC, a Delaware limited liability company

By:	/s/ Rhonda Parish
Name: Rhonda Parish
Its: Vice President and Secretary

RT MICHIANA FRANCHISE, LLC, a Delaware limited liability company

By:	/s/ Rhonda Parish
Name: Rhonda Parish
Its: Vice President and Secretary

RT SMITH, LLC, a Delaware limited liability company

By:	/s/ Rhonda Parish
Name: Rhonda Parish
Its: Vice President and Secretary

[EXECUTION PAGE OF FIRST AMENDMENT TO WAIVER AGREEMENT]

RT MICHIGAN FRANCHISE, LLC, a Delaware limited liability company

By:	/s/ Rhonda Parish
Name: Rhonda Parish
Its: Vice President and Secretary

RT ORLANDO FRANCHISE, L.P., a Delaware limited partnership

By:	/s/ Rhonda Parish
Name: Rhonda Parish
Its: Vice President and Secretary

RT WEST PALM FRANCHISE, L.P., a Delaware limited partnership

By:	/s/ Rhonda Parish
Name: Rhonda Parish
Its: Vice President and Secretary

[EXECUTION PAGE OF FIRST AMENDMENT TO WAIVER AGREEMENT]

GUARANTOR: RUBY TUESDAY, INC., a Georgia corporation

By:	/s/ Rhonda Parish
Name: Rhonda Parish
Its: Chief Legal Officer and Secretary

[EXECUTION PAGE OF FIRST AMENDMENT TO WAIVER AGREEMENT]

LENDER: FIRST TENNESSEE BANK, N.A.

By:	/s/ Daniel Nunes
Name: Daniel Nunes
Its: Senior Vice President

[EXECUTION PAGE OF FIRST AMENDMENT TO WAIVER AGREEMENT]